AMENDMENT NO. 1 TO THE
                    $100,000,000 1998 TERM CREDIT AGREEMENT
                          DATED AS OF DECEMBER 16, 1998

                          Dated as of December 16, 1998

     AMENDMENT NO. 1 TO THE $100,000,000 1998 TERM CREDIT AGREEMENT, dated as of December 16, 1998, among General Nutrition, Incorporated, a Pennsylvania corporation and General Nutrition Corporation, a Pennsylvania corporation (the "Borrowers"), General Nutrition Companies, Inc., a Delaware corporation ("GNCI"), the banks, financial institutions and other institutional lenders listed as restatement lenders on the signature pages hereof (the "Lenders"), Banque Nationale de Paris ("BNP"), as administrative agent and as documentation agent (the "Agent") for the Lenders, PNC Bank, National Association and ABN AMRO Bank N.V., as syndication agents for the Lenders (the ?Syndication Agents?).

     PRELIMINARY STATEMENTS:

     (1) The Borrowers, GNCI, the Lenders, the Agent and the Syndication Agents have entered into a $100,000,000 1998 Term Credit Agreement dated as of August 10, 1998 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrowers have requested that the Lenders consent to certain amendments to the Credit Agreement to permit (i) the Supplemental Lenders (as hereinafter defined) to make Supplemental Advances (as hereinafter defined) on the terms and conditions set forth below and (ii) an increase in the Commitments and additional Borrowings under the Facility for the purposes set forth in
Section 2.13 of the Credit Agreement.

     (3) The Lenders are, on the terms and conditions stated below, willing to grant the requests of the Borrowers and the Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section2, hereby amended as follows:

     (a) Amendments to Section 1.01. Section 1.01 is amended as follows:


     "Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Commitment" and any Supplemental Commitment or, in either case, if any such Lender has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Commitment" or "Supplemental Commitment", as such amount may be reduced at or prior to such time pursuant to
Section 2.03.

     (ii) the definition of "Facility" is amended in full to read as follows:

     "Facility" means, at any time, the aggregate amount of the Lenders' Commitments and the Supplemental Lenders' Supplemental Commitments at such time.

     (iii) the definition of "Lenders" is amended in full to read as follows:

     "Lenders" means the Lenders listed on the signature pages hereof and a Supplemental Lender that has a Supplemental Commitment pursuant to Amendment No. 1 and each Eligible Assignee that shall become a party to the Credit Agreement pursuant to Section 8.07.

     (iv) certain new definitions are added to read as follows:

     "Supplemental Advance" has the meaning specified in Section 2.01(a).

     "Supplemental Borrowing" means a Borrowing consisting of simultaneous Supplemental Advances of the same type made by one or more Supplemental Lenders.

     "Supplemental Commitment" means, with respect to any Supplemental Lender at any time, either the amount set forth opposite such Supplemental Lender's name on Schedule I hereto under the caption "Supplemental Commitment" or the aggregate amount set forth in the Register by the Agent pursuant to Section 2.01(b) for such Supplemental Lender as its ?Supplemental Commitment? on any future date on or before January 31, 1999, in any event in an aggregate amount not to exceed $50,000,000, or, in either case, if such Supplemental Lender has entered into one or more Assignments and Acceptances, the aggregate amount set forth for such Supplemental Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(e) as such Supplemental Lender's "Supplemental Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.


     "Supplemental Commitment Date" has the meaning specified in Section 2.01(b)(ii).

     "Supplemental Lender" means the Lenders listed on the signature pages hereof and any other Persons who shall enter into a Supplemental Commitment pursuant to Section 2.01(b).

     "Supplement Date" has the meaning specified in Section 2.01(b)(i).

     (b) Section 2.01 is amended to add, after the caption thereof, "(a)" and a new sentence is added following the second sentence of such Section 2.01 to read as follows:

     In addition to the "Advances" made by the Lenders pursuant to this Section 2.01, each Supplemental Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each, a "Supplemental Advance") to the Borrowers on any Business Day on or prior to January 31, 1999 in an amount not to exceed such Supplemental Lender's Supplemental Commitment at such time.

     (c) Section 2.01 is further amended by adding a new subsection (b) to read as follows:

     "(b) Supplemental Advances. (i) The Borrowers may at any time prior to January 31, 1999, by notice to the Administrative Agent, obtain Supplemental Commitments in an aggregate amount not to exceed $50,000,000 to be effective as of each such date (each, a "Supplement Date") specified by notice from the Administrative Agent to the Borrowers; provided, however, that no Default shall have occurred and be continuing as of the date of either such notice or as of the Supplemental Date or shall occur as a result thereof.

     (ii) The Administrative Agent shall promptly notify such Lenders or other Persons that could be Eligible Assignees of such request by the Borrowers for Supplemental Commitments, which notice shall include (x) the proposed amount of such requested Supplemental Commitments, (y) the proposed Supplement Date and
(z) the date by which Lenders or such other Persons wishing to enter into Supplemental Commitments must commit thereto (the "Supplement Commitment Date"). Each Lender or other Person so notified that is willing to enter into a Supplemental Commitment shall give written notice to the Administrative Agent on or prior to the Supplemental Commitment Date of the amount by which it is willing to enter into a Supplemental Commitment. If such Lenders or other Persons notify the Administrative Agent that they are willing to enter into Supplemental Commitments by an aggregate amount that exceeds the amount permitted by Section 2.01(b)(i), the requested Supplemental Commitments shall be allocated among such Lenders and other Persons willing to participate therein in such amounts as are determined by the Administrative Agent.

     (iii) On or before each Supplement Date, each institution that agrees to enter into a Supplemental Commitment shall commit thereto and shall become a Lender party to this Agreement as of such Supplement Date or, if already a Lender, the Term Commitment of such Lender for such Supplement Commitment shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.05(b)(ii)) as of such Supplement Date; provided, however, that the Administrative Agent shall have received on or before such Supplement Date the following, each dated such date:

     (x) a lender supplement from each Supplemental Lender that is not then an existing Lender, in form and substance acceptable to the Administrative Agent, duly executed by each such Supplemental Lender, the Administrative Agent; and

     (y) confirmation from each Supplemental Lender that is then an existing Lender of the increase in the amount of its Supplemental Commitment in a writing satisfactory to the Borrower and the Administrative Agent.

     On each Supplement Date, upon fulfillment of the conditions set forth in the immediately preceding sentence of this Section 2.01(b)(iii), the Administrative Agent shall notify the Lenders (including, without limitation, each Supplemental Lender) and the Borrowers, on or before 1:00 P.M. (New York City time), by telecopier or telex, of the Supplemental Commitments to be made effective on such Supplement Date and shall record in the Register the relevant information with respect to each Supplemental Lender on such date.

     (d) Section 2.10(a) is amended by adding, after the second sentence thereof, a new sentence, to read as follows:

     Upon any Supplemental Lender becoming a Lender hereunder as a result of a Supplemental Commitment pursuant to Section 2.01(b) and upon the Administrative Agents acceptance of such Lenders supplement referred to in Section 2.01(b) and recording of the information contained therein in the Register, from and after the Supplement Date applicable to such Supplemental Commitment, the Administrative Agent shall make payments hereunder and under the Notes issued in connection therewith in respect of the interest assumed thereby to the Supplemental Lender.

     (e) Schedule I to the Credit Agreement is supplemented to add the Supplemental Commitments of the Supplemental Lenders as set forth on Schedule I to this Amendment.

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when the Administrative Agent shall have received:

     (a) counterparts of this Amendment executed by the Borrowers, GNCI, the Agent, the Syndication Agent and the Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and the consent attached hereto (the "Consent") executed by each of the Loan Parties other than the Borrowers;

     (b)  Certified  copies  of the  resolutions  of the Board of  Directors  of
(i) each of the Borrowers approving this Amendment and the matters contemplated hereby and thereby and (ii) each of the other Loan Parties evidencing approval of the Consent and the matters contemplated hereby and thereby;

     (c) A certificate of the Secretary or an Assistant Secretary of each of the Borrowers and of each of the other Loan Parties, respectively, certifying the names and true signatures of the officers, of each of the Borrowers and of each of the other Loan Parties, respectively, authorized to sign, in the case of each of the Borrowers, this Amendment, and, in the case of each of the other Loan Parties, the Consent.

     (d) A favorable opinion of counsel to the Borrowers and the Parent Guarantor, in form and substance satisfactory to the Administrative Agent.

     (e) A certificate signed by a duly authorized officer of each of the Borrowers, stating that:

     (i) The representations and warranties contained in Section 3 are correct on and as of the date of such certificate as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a date other than the date of such certificate; and

     (ii) No event has occurred and is continuing that constitutes a Default under the Loan Documents.

     SECTION 3. Representations and Warranties of the Borrowers. The Borrowers represent and warrant as follows:

     (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

     (b) The execution, delivery and performance by each Loan Party of this Amendment, the Consent and the Loan Documents, as amended hereby, to which it is or is to be a party are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Loan Party, any of its Subsidiaries or any of their properties or
(iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Loan Party or any of its Subsidiaries.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, the Consent or any of the Loan Documents, as amended hereby, to which it is or is to be a party. (d) This Amendment has been duly executed and delivered by each Loan Party party hereto and the Consent has been duly executed and delivered by each Loan Party party thereto. This Amendment, the Consent and each of the other Loan Documents, as amended hereby, to which such Loan Party is a party are legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms.

     (e) There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of their Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Consent or any of the other Loan Documents, as amended hereby.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, as specifically amended by this Amendment, and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan
Documents,  nor  constitute  a  waiver  of any  provision  of  any  of the  Loan
Documents.

     SECTION 5. Costs, Expenses. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        GENERAL NUTRITION, INCORPORATED,
                                   as Borrower


                                       By
                                     Title:



                         GENERAL NUTRITION CORPORATION,
                                   as Borrower


                                       By
                                     Title:



                        GENERAL NUTRITION COMPANIES, INC.


                                       By
                                     Title:



                                                                         BANQUE
                               NATIONALE DE PARIS,
                  as Administrative Agent, Documentation Agent
                                   and Lender


                                       By
                                     Title:


                                       By
                                     Title:



                         PNC BANK, NATIONAL ASSOCIATION,
                         as Syndication Agent and Lender


                                       By
                                     Title:



                               ABN AMRO BANK N.V.,
                        as Syndication Agent and Lender


                                       By
                                     Title:


                                       By
                                     Title:
                          KEYBANK NATIONAL ASSOCIATION,
                                   as Lender


                                       By
                                     Title:


                            PILGRIM PRIME RATE TRUST,
                                    as Lender


                                       By
                                     Title:

     CONSENT Dated as of December 16,1998 The undersigned, (a) General Nutrition Companies, Inc., a Delaware corporation ("GNCI") and General Nutrition, Incorporated ("GNI"); GNI and GNCI each being a "Guarantor"; collectively being the "Guarantors") under the Parent Guaranty dated as of August 10, 1998 (the "Guaranty") and (b) each of the undersigned Persons designated on the signature pages hereof as a "Subsidiary Guarantor" (each, a "Subsidiary Guarantor") under the Subsidiary Guaranty dated as of August 10, 1998 (the "Subsidiary Guaranty"), in each case in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the Amendment to which this Consent is attached, hereby consent to such Amendment and hereby confirm and agree that notwithstanding the effectiveness of such Amendment, each of the Guaranty and the Subsidiary Guaranty shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty and the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment and each reference in the Guaranty to the "Guaranty", "thereunder", "thereof" or words of like import shall mean and be a reference to the Parent Guaranty, as amended by such Amendment.

                          GENERAL NUTRITION COMPANIES,
                                      INC.



                                   By Title:

                         GENERAL NUTRITION, INCORPORATED



                                   By Title:

                              SUBSIDIARY GUARANTORS

                                GENERAL NUTRITION
                                   CORPORATION


                                       By
                                     Title:
                                    Address:


                           GENERAL NUTRITION PRODUCTS,
                                      INC.


                                       By
                                     Title:
                                    Address:


                         NATURE?S FRESH NORTHWEST, INC.


                                       By
                                     Title:
                                    Address:


                   GENERAL NUTRITION GOVERNMENT SERVICES, INC.


                                       By
                                     Title:
                                    Address:






                          GNC (CANADA) HOLDING COMPANY


                                       By
                                     Title:
                                    Address:



                          GENERAL NUTRITION INVESTMENT
                                    COMPANY


                                       By
                                     Title:
                                    Address:


                      GENERAL NUTRITION DISTRIBUTION, L.P.,
                                formerly known as
                                GENERAL NUTRITION
                                 SERVICES, INC.


                                       By
                                     Title:
                                    Address:


                              GNC FRANCHISING, INC.


                                       By
                                     Title:
                                    Address:





                                   GNC LIMITED


                                       By
                                     Title:
                                    Address:


                      GENERAL NUTRITION INTERNATIONAL, INC.


                                       By
                                     Title:
                                    Address:


                       GENERAL NUTRITION SALES CORPORATION


                                       By
                                     Title:
                                    Address:


                            GNC (UK) HOLDING COMPANY


                                       By
                                     Title:
                                    Address:


                            NATURE FOOD CENTRES, INC.


                                       By
                                     Title:
                                    Address:

                                    NFC, INC.


                                       By
                                     Title:
                                    Address:



                        GNC INTERNATIONAL HOLDINGS, INC.


                                       By
                                     Title:
                                    Address:


                                   Schedule I
                   Commitments and Applicable Lending Offices
                                   (continued)



                                   Schedule I
             Supplemental Commitments and Applicable Lending Offices

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Name of Supplemental Lender                                         Supplemental           Domestic Lending Office and
                                                                    Commitment             Eurodollar Lending Office
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Pilgrim Prime Rate Trust                                            $15,000,000.00         2 Renaissance Square
                                                                                           40 North Central Avenue



                                                                                           Suite 1200
                                                                                           Phoenix, AZ 85004-4424
                                                                                           Tel: (602) 417-8212
                                                                                           Fax: (602) 417-8327
                                                                                           Attention: Michel Prince
------------------------------------------------------------------------------------------------------------------------------------